OPERATING ASSETS AND LIABILITIES	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
OPERATING ASSETS AND LIABILITIES
OPERATING ASSETS AND LIABILITIES

Basis of preparation	Results for the year	Operating assets and liabilities	Capital structure and financing items	Other disclosures

This section presents details of the operating assets that form the basis for the activities of Novo Nordisk, and related liabilities. These net assets impact Novo Nordisk’s long-term target for `Operating profit after tax to net operating assets’ (OPAT/NOA); for a definition please refer to pp 96-97 (unaudited).

Novo Nordisk, in line with industry practice, does not capitalise internal development costs, which impacts OPAT/NOA. Novo Nordisk´s approach to managing operating assets is to retain assets for research, development and production activities under the company’s own control, and to lease non-core assets related to administration and distribution. Management believes this is a significant factor in maintaining the quality of the company´s products. Further, being able to deliver products to customers with limited notice is a priority. Consequently, the total production capacity reflects this priority, and the inventory level includes a level of safety stock.

Impact of rebates in the US
Management believes that a significant factor in the development of net operating assets relates to the provision for sales rebates in the US, presented as Provisions under current liabilities in the Balance sheet.

The increase in 2017 reflects the combined increase in the Managed Care and Medicare Part D rebates, and is related to contract enhancements and price protection. This is partially countered by the effect of faster collection from pharmacy benefit managers and authorities.
INTANGIBLE ASSETS

Accounting policies
Patents and licences, including acquired patents and licences for ongoing research and development projects, are carried at historical cost less accumulated amortisation and any impairment loss. Amortisation is based on the straight-line method over the estimated useful life. This is the shorter of the legal duration and the economic useful life, not exceeding 15 years. The amortisation of patents and licences begins after regulatory approval has been obtained.

Internal development of software for internal use is recognised as intangible assets if the recognition criteria are met, for example a significant business system where the expenditure leads to the creation of a durable asset. Amortisation is based on the straight-line method over the estimated useful life of 3-15 years. The amortisation begins when the asset is in the location and condition necessary for it to be capable of operating in the manner intended by Management.

Research and development projects
Internal research costs are charged in full to the Consolidated income statement in the period in which they are incurred. Consistent with industry practice, internal development costs are also expensed until regulatory approval is obtained or highly probable; please refer to note 2.3.

For acquired ongoing research and development projects, the probability effect is reflected in the cost of the asset, and the probability recognition criteria are therefore always considered satisfied. As the cost of acquired ongoing research and development projects can often be measured reliably, these projects fulfil the capitalisation criteria as intangible assets on acquisition. However, further internal development costs subsequent to acquisition are treated in the same way as other internal development costs.

Impairment of assets
Intangible assets with an indefinite useful life and intangible assets not yet available for use are not subject to amortisation. They are tested annually for impairment, irrespective of whether there is any indication that they may be impaired.

Assets that are not subject to amortisation are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Factors considered material that could trigger an impairment test include the following:

Development of a competing drug
Changes in the legal framework covering patents, rights and licences
Advances in medicine and/or technology that affect the medical treatments
Lower-than-predicted sales
Adverse impact on reputation and/or brand names
Changes in the economic lives of similar assets
Relationship to other intangible assets or property, plant and equipment
Changes or anticipated changes in participation rates or reimbursement policies.

If the carrying amount of intangible assets exceeds the recoverable amount based on the existence of one or more of the above indicators of impairment, any impairment is measured based on discounted projected cash flows. Impairments are reviewed at each reporting date for possible reversal.
3.1 INTANGIBLE ASSETS (CONTINUED)

INTANGIBLE ASSETS

DKK million	2017	2016

Patents and licences	2,095	1,591
Ongoing and developed software	1,230	1,123

Total	3,325	2,714

Additions to intangible assets amount to DKK 1,103 million of which DKK 81 million have not yet been paid. The additions in 2017 are related to research and development projects within Diabetes care and obesity (DKK 389 million) and Biopharmaceuticals (DKK 714 million). In 2016 research and development projects were related to Biopharmaceuticals
(DKK 1,199 million).

In 2017, an impairment loss of DKK 195 million (DKK 416 million in 2016) related to patents and licences was recognised. All impairments was related to the Diabetes care and obesity segment.

Intangible assets not yet in use amount to DKK 1,715 million (DKK 1,247 million in 2016), primarily patents and licences in relation to research and development projects. Impairment tests in 2017 and 2016 of patents and licences not yet in use are based on Management’s projections and anticipated net present value of estimated future cash flows from marketable products. Terminal values used are based on the expected life of products, forecasted life cycle and cash flow over that period, and the useful life of the underlying assets.

AMORTISATION AND IMPAIRMENT LOSSES

DKK million	2017	2016

Cost of goods sold	193	186
Sales and distribution costs	15	11
Research and development costs	211	427
Administrative expenses	3	3
Other operating income, net	5	8

Total amortisation and impairment losses	427	635
PROPERTY, PLANT AND EQUIPMENT

Accounting policies
Property, plant and equipment is measured at historical cost less accumulated depreciation and any impairment loss. The cost of self-constructed assets includes costs directly and indirectly attributable to the construction of the assets. Any subsequent cost is included in the asset’s carrying amount or recognised as a separate asset only when it is probable that future economic benefits associated with the item will flow to Novo Nordisk and the cost of the item can be measured reliably. In general, construction of major investments is self-financed and thus no interest on loans is capitalised as part of the cost. Depreciation is based on the straight-line method over the estimated useful lives of the assets:

Buildings: 12-50 years
Plant and machinery: 5-16 years
Other equipment: 3-10 years
Land: not depreciated.

The depreciation commences when the asset is available for use, in other words when it is in the location and condition necessary for it to be capable of operating in the manner intended by Management.

The assets’ residual values and useful lives are reviewed and adjusted, if appropriate, at the end of each reporting period. If the asset’s carrying amount is higher than its estimated recoverable amount, it is written down to the recoverable amount; please refer to note 3.1 for a description of impairment of assets.

Plant and equipment with no alternative use developed as part of a research and development project are expensed. However, plant and equipment with an alternative use or used for general research and development purposes are capitalised and depreciated over the estimated useful life as Research and development costs.
Capital expenditure in 2017 was primarily related to investments in new production facilities for active pharmaceutical ingredients for diabetes care, mainly the facility in Clayton, US. Further, it related to new diabetes care filling capacity, expansion of the manufacturing capacity for biopharmaceutical products and the construction of new research facilities.

In May 2015, Novo Nordisk initiated the construction of a new facility in Kalundborg, Denmark, for producing active pharmaceutical ingredients for NovoSeven® and future products for treating haemophilia.

In August 2015, Novo Nordisk announced its intention to construct new facilities in Clayton, US, and Måløv, Denmark. The facilities in Clayton will produce active pharmaceutical ingredients, and the facility in Måløv will be for tableting and packaging of oral products.

In November 2015, Novo Nordisk initiated the construction of a new insulin facility in Hillerød, Denmark. The ambition is that the facility will serve as a backup production facility for the US market and act as a launch site for new injectable diabetes products.

DEPRECIATION AND IMPAIRMENT LOSSES

DKK million	2017	2016

Cost of goods sold	2,091	1,952
Sales and distribution costs	76	51
Research and development costs	525	493
Administrative costs	57	57
Other operating income, net	6	5

Total depreciation and impairment losses	2,755	2,558

3.2 PROPERTY, PLANT AND EQUIPMENT (CONTINUED)

PROPERTY, PLANT AND EQUIPMENT

DKK million	Land and buildings	Plant and machinery	Other equipment	Assets under construction	Total

2017
Cost at the beginning of the year	20,190	23,165	4,130	10,539	58,024
Additions during the year[1]	895	502	263	7,028	8,688
Disposals during the year	(133)	(367)	(186)	—	(686)
Transfer from assets under construction	1,516	964	401	(2,881)	—
Effect of exchange rate adjustment	(436)	(465)	(139)	(325)	(1,365)

Cost at the end of the year	22,032	23,799	4,469	14,361	64,661

Depreciation and impairment losses at the beginning of the year	8,182	17,079	2,584	—	27,845
Depreciation for the year	964	1,340	334	—	2,638
Impairment losses for the year	54	47	16	—	117
Depreciation and impairment losses reversed on disposals during the year	(100)	(343)	(178)	—	(621)
Effect of exchange rate adjustment	(166)	(315)	(84)	—	(565)

Depreciation and impairment losses at the end of the year	8,934	17,808	2,672	—	29,414
Carrying amount at the end of the year	13,098	5,991	1,797	14,361	35,247
2016
Cost at the beginning of the year	18,003	22,035	3,516	7,616	51,170
Additions during the year	1,434	280	433	4,921	7,068
Disposals during the year	(196)	(429)	(111)	—	(736)
Transfer from assets under construction	738	1,069	243	(2,050)	—
Effect of exchange rate adjustment	211	210	49	52	522

Cost at the end of the year	20,190	23,165	4,130	10,539	58,024

Depreciation and impairment losses at the beginning of the year	7,448	15,900	2,277	—	25,625
Depreciation for the year	786	1,342	304	—	2,432
Impairment losses for the year	11	37	78	—	126
Depreciation and impairment losses reversed on disposals during the year	(174)	(392)	(104)	—	(670)
Effect of exchange rate adjustment	111	192	29	—	332

Depreciation and impairment losses at the end of the year	8,182	17,079	2,584	—	27,845
Carrying amount at the end of the year	12,008	6,086	1,546	10,539	30,179

1. The cash flow statement excludes additions of DKK 1,062 million for property, plant and equipment that has not yet been paid.

INVENTORIES

Accounting policies
Inventories are stated at the lower of cost and net realisable value. Cost is determined using the first-in, first-out method. Cost comprises direct production costs such as raw materials, consumables and labour as well as indirect production costs. Production costs for work in progress and finished goods include indirect production costs such as employee costs, depreciation, maintenance etc.

If the expected sales price less completion costs to execute sales (net realisable value) is lower than the carrying amount, a write-down is recognised for the amount by which the carrying amount exceeds its net realisable value.

Inventory manufactured prior to regulatory approval (pre-launch inventory) is capitalised but immediately provided for, until there is a high probability of regulatory approval for the product. A write-down is made against inventory, and the cost is recognised in the Income statement as Research and development costs. Once there is a high probability of regulatory approval being obtained, the write-down is reversed, up to no more than the original cost.

Key accounting estimate of indirect production costs capitalised
Indirect production costs account for approximately 50% of the net inventory value, reflecting a lengthy production process compared with low direct raw material costs. The production of both diabetes care and obesity and biopharmaceutical products is highly complex from fermentation to purification and formulation, including quality control of all production processes. Furthermore, the process is very sensitive to manufacturing conditions. These factors all influence the parameters for capitalisation of indirect production costs at Novo Nordisk and the full cost of the products. Indirect production costs are measured using a standard cost method. This is reviewed regularly to ensure relevant measures of capacity utilisation, production lead time, cost base and other relevant factors, hence inventory is valued at actual cost. When calculating total inventory, Management must make judgements about cost of production, standard cost variances and idle capacity in estimating indirect production costs for capitalisation. Changes in the parameters for calculation of indirect production costs could have an impact on the gross margin and the overall valuation of inventories.

INVENTORIES

DKK million	2017	2016

Raw materials	2,420	2,285
Work in progress	10,992	9,379
Finished goods	4,180	4,035

Total inventories (gross)	17,592	15,699
Write-downs at year-end	2,219	1,358
Total inventories (net)	15,373	14,341

Indirect production costs included in work in progress and finished goods	7,768	7,103
Share of total inventories (net)	51%	50%

MOVEMENTS IN INVENTORY WRITE-DOWNS
Write-downs at the beginning of the year	1,358	1,419
Write-downs during the year	1,556	861
Utilisation of write-downs	(438)	(672)
Reversal of write-downs	(257)	(250)

Write-downs at the end of the year	2,219	1,358

All write-downs in both 2016 and 2017 relate to fully impaired inventory.
TRADE RECEIVABLES

Accounting policies
Trade receivables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest method, less allowance for doubtful trade receivables.

The allowance is deducted from the carrying amount of Trade receivables, and the amount of the loss is recognised in the Income statement under Sales and distribution costs. Subsequent recoveries of amounts previously written off are credited against Sales and distribution costs.

Key accounting estimate of allowance for doubtful trade receivables
Novo Nordisk’s customer base comprises government agencies, wholesalers, retail pharmacies, Managed Care and other customers. Management makes allowance for doubtful trade receivables in anticipation of estimated losses resulting from the subsequent inability of customers to make required payments. If the financial circumstances of customers were to deteriorate, resulting in an impairment of their ability to make payments, an additional allowance could be required in future periods. When evaluating the adequacy of the allowance for doubtful trade receivables, Management analyses trade receivables and examines historical bad debt, customer concentrations, customer creditworthiness and payment history, current economic trends and changes in customer payment terms. Please refer to note 4.2 for a general description of credit risk.

Many of the countries within Region AAMEO have significant sales and low credit ratings. As such, this region has a relatively high impact on the allowance for doubtful trade receivables. Instability and sharp currency depreciation are impacting the political climate in Russia and Iran.
Novo Nordisk is monitoring these developments closely. Payment history as well as current economic conditions and indicators are taken into account in the valuation of trade receivables.

Please refer to note 2.2 for a geographical split of trade receivables and allowance for doubtful trade receivables, and note 4.2 for the trade receivable programmes.

TRADE RECEIVABLES

DKK million	2017	2016

Trade receivables (gross)	21,459	21,457
Allowance for doubtful trade receivables	1,294	1,223

Trade receivables (net)	20,165	20,234
Trade receivables (net) equals a credit period of 66 days (66 days in 2016).
Age analysis of trade receivables
- Not yet due	19,034	18,980
- Overdue by between 1 and 179 days	1,095	1,079
- Overdue by between 180 and 360 days	36	175

Trade receivables with credit risk exposure	20,165	20,234
MOVEMENTS IN ALLOWANCE FOR DOUBTFUL TRADE RECEIVABLES
Carrying amount at the beginning of the year	1,223	1,166
Reversal of allowance on realised losses	(27)	(9)
Allowance for possible losses during the year	196	104
Effect of exchange rate adjustment	(98)	(38)

Allowance at the end of the year	1,294	1,223

Total realised losses in 2017 amount to DKK 27 million (DKK 13 million in 2016).
RETIREMENT BENEFIT OBLIGATIONS

Accounting policies
Defined contribution plans
Novo Nordisk operates a number of defined contribution plans throughout the world. These plans are externally funded in entities that are legally separate from the Group. Novo Nordisk’s contributions to the defined contribution plans are charged to the Income statement in the year to which they relate.

Defined benefit plans
In a few countries, Novo Nordisk operates defined benefit plans. The plan in the US is structured as a post-retirement healthcare plan covering all employees. From 2012, this plan was frozen such that it no longer credited future service or admitted new participants, and a new defined contribution plan was established covering all employees in the US.

The defined benefit plans for Germany cover all employees employed before November 2003. Obligations relating to employees employed after 2003 are covered by a defined contribution plan.

In Switzerland, the employee pension scheme is set up as a combined defined benefit and defined contribution plan, and is mandatory. In Germany and Switzerland, the defined benefit plans are partly reimbursed by international insurance companies. The risk related to the plan assets in these countries is therefore limited to counterparty risk against these insurance companies.

The plan in Japan covers all employees and is set up as a combined defined benefit and defined contribution plan.

Recognition of defined benefit plans
The costs for the year for defined benefit plans are determined using the projected unit credit method. This reflects services rendered by employees to the valuation dates and is based on actuarial assumptions primarily regarding discount rates used in determining the present value of benefits and projected rates of remuneration growth. Discount rates are based on the market yields of high-rated corporate bonds in the country concerned.

Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are charged or credited to Other comprehensive income in the period in which they arise. Past service costs are recognised immediately in the Income statement.

Pension plan assets are only recognised to the extent that Novo Nordisk is able to derive future economic benefits such as refunds from the plan or reductions of future contributions. Novo Nordisk manages the allocation and investment of pension plan assets with the purpose of meeting the long-term objectives.

The Group’s defined benefit plans are pension plans and medical plans and are usually funded by payments from Group companies and by employees to funds independent of Novo Nordisk. Where a plan is unfunded, a liability for the retirement benefit obligation is recognised in the Balance sheet. Costs recognised for retirement benefits are included in Cost of goods sold, Sales and distribution costs, Research and development costs, and Administrative costs.

The net obligation recognised in the Balance sheet is reported as non-current liabilities.

RETIREMENT BENEFIT OBLIGATIONS

DKK million	US	Germany	Switzerland	Japan	Other	2017 total		2016 total

At the beginning of the year	478	945	350	420	418	2,611		2,268
Current service costs	17	32	24	28	40	141		157
Past service costs and settlements	—	—	(43)	—	(2)	(45)		(49)
Interest costs	16	15	1	2	6	40		51
Remeasurement (gains)/losses[1]	8	(62)	(14)	(1)	(10)	(79)		200
Plan participant contributions etc	—	—	8	—	4	12		16
Benefits paid to employees	(14)	(6)	(14)	(20)	(12)	(66)		(67)
Effect of exchange rate adjustment	(57)	2	(29)	(36)	(16)	(136)		35

At the end of the year	448	926	283	393	428	2,478	[2]	2,611

FAIR VALUE OF PLAN ASSETS

At the beginning of the year	—	497	246	319	98	1,160	1,082
Interest income	—	8	—	1	3	12	20
Settlements	—	—	(43)	—	—	(43)	(6)
Remeasurement gains/(losses)[1]	—	4	1	19	—	24	(5)
Employer contributions	14	21	19	24	18	96	102
Plan participant contributions etc	—	—	8	—	6	14	16
Benefits paid to employees	(14)	(6)	(14)	(20)	(12)	(66)	(67)
Effect of exchange rate adjustment	—	1	(20)	(27)	(9)	(55)	18

At the end of the year	—	525	197	316	104	1,142	1,160

Net retirement benefit obligations at the end of the year	448	401	86	77	324	1,336	1,451

1.	Net remeasurement is a gain of DKK 103 million (loss of DKK 205 million in 2016), primarily related to changes in financial assumptions, is included in Other comprehensive income.

2.
The present value of partly funded retirement benefit obligations amounts to DKK 1,778 million (DKK 1,887 million in 2016). The present value of unfunded retirement benefit obligations amounts to DKK 700 million (DKK 724 million in 2016).

3.5 RETIREMENT BENEFIT OBLIGATIONS (CONTINUED)

Please refer to note 5.2 for a maturity analysis of the net retirement benefit obligation. Novo Nordisk does not expect the contributions over the next five years to differ significantly from current contributions.

Actuarial valuations are performed annually for all major defined benefit plans. Assumptions regarding future mortality are based on actuarial advice in accordance with published statistics and experience in each country. Other assumptions such as medical cost trend rate and inflation are also considered in the calculation.

Significant actuarial assumptions for the determination of the retirement benefit obligation (not considering plan assets) are discount rate and expected future remuneration increases. The sensitivity analysis below has been determined based on reasonably likely changes in the assumptions occurring at the end of the period.

DKK million	1%-point increase	1%-point decrease

Discount rate (decrease)/increase	(375)	463
Future remuneration growth (decrease)/increase	105	(95)

The sensitivities above consider the single change shown with the other assumptions assumed to be unchanged. The table shows the NPV impact of net retirement liabilities.
PROVISIONS AND CONTINGENT LIABILITIES

Accounting policies
Provisions for sales rebates and discounts granted to government agencies, wholesalers, retail pharmacies, Managed Care and other customers are recorded at the time the related revenues are recorded or when the incentives are offered. Provisions are calculated based on historical experience and the specific terms in the individual agreements. Unsettled rebates are recognised as Provisions when the timing or amount is uncertain. Where absolute amounts are known, the rebates are recognised as Other liabilities. Please refer to note 2.1 for further information on sales rebates and provisions.

Provisions for legal disputes are recognised where a legal or constructive obligation has been incurred as a result of past events and it is probable that there will be an outflow of resources that can be reliably estimated. In this case, Novo Nordisk arrives at an estimate based on an evaluation of the most likely outcome. Disputes for which no reliable estimate can be made are disclosed as contingent liabilities.

Provisions are measured at the present value of the anticipated expenditure for settlement. This is calculated using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision for interest is recognised as a financial expense.

Novo Nordisk issues credit notes for expired goods as a part of normal business. Where there is historical experience or a reasonably accurate estimate of expected future returns can otherwise be made, a provision for estimated product returns is recorded. The provision is measured at gross sales value.

Key accounting estimate regarding ongoing legal disputes, litigations and investigations
Provisions for legal disputes consist of various types of provision linked to ongoing legal disputes. Management makes estimates regarding provisions and contingencies, including the probability of pending and potential future litigation outcomes. These are by nature dependent on inherently uncertain future events. When determining likely outcomes of litigations etc, Management considers the input of external counsels on each case, as well as known outcomes in case law.

Although Management believes that the total provisions for legal proceedings are adequate based on currently available information, there can be no assurance that there will not be any changes in facts or matters, or that any future lawsuits, claims, proceedings or investigations will not be material.

PROVISIONS

DKK million	Provisions for sales rebates	Provisions for legal disputes	Provisions for product returns	Other provisions[1]	2017 total	2016 total

At the beginning of the year	19,971	1,915	767	1,178	23,831	19,824
Additional provisions, including increases to existing provisions	63,772	743	314	384	65,213	58,688
Amount used during the year	(61,017)	(455)	(274)	(230)	(61,976)	(53,991)
Adjustments, including unused amounts reversed during the year	(117)	(287)	54	(56)	(406)	(1,291)
Effect of exchange rate adjustment	(2,393)	(135)	(14)	(63)	(2,605)	601

At the end of the year	20,216	1,781	847	1,213	24,057	23,831

Non-current liabilities	—	1,781	508	1,013	3,302	3,370
Current liabilities	20,216	—	339	200	20,755	20,461

1.
Other provisions consist of various types of provision, including obligations in relation to employee benefits such as jubilee benefits, company-owned life insurance etc. Assets offsetting obligations related to company-owned life insurance are presented as part of Other financial assets.

For non-current liabilities, provisions for product returns will be utilised in 2019 and 2020. In the case of provisions for legal disputes, the timing of settlement cannot be determined.

3.6 PROVISIONS AND CONTINGENT LIABILITIES (CONTINUED)

Contingent liabilities
Novo Nordisk is currently involved in pending litigations, claims and investigations arising out of the normal conduct of its business. While provisions that Management deems to be reasonable and appropriate have been made for probable losses, there are uncertainties connected with these estimates. Novo Nordisk does not expect the pending litigations, claims and investigations, individually and in the aggregate, to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow in addition to the amounts accrued as provision for legal disputes.

Pending litigation against Novo Nordisk
As of 31 December 2017, Novo Nordisk, along with the majority of incretin-based product manufacturers in the US, is a defendant in product liability lawsuits related to use of incretin-based medications. To date, 250 plaintiffs have named Novo Nordisk in product liability lawsuits, predominantly claiming damages for pancreatic cancer that allegedly developed as a result of using Victoza® and other GLP-1/DPP-IV (incretin-based) products. 162 of the Novo Nordisk plaintiffs have also named other defendants in their lawsuits. Most Novo Nordisk plaintiffs have filed suit in California federal and state courts. In November 2015, all cases pending in the California federal and state courts were dismissed on Federal pre-emption grounds. Plaintiffs subsequently appealed these rulings to the Federal and California state appeals courts. In November 2017, the U.S. Court of Appeals for the Ninth Circuit reversed and vacated the Federal District Court Judge´s ruling, thereby reinstating the dismissed federal lawsuits and remanding them back to the Federal District Court in California for further proceedings. The ruling by the US Court of Appeals does not bind the California State Appeals Court, which is currently reviewing the state court judge’s pre-emption ruling. Currently, Novo Nordisk does not have any individual trials scheduled in 2018. Novo Nordisk does not expect the pending claims to have a material impact on its financial position, operating profit or cash flow.

Since January 2017, several class action lawsuits have been filed against Novo Nordisk, former CEO Lars Rebien Sørensen, current CFO Jesper Brandgaard, and former President of Novo Nordisk Inc. Jakob Riis in the United States District Court for the District of New Jersey on behalf of all purchasers of Novo Nordisk American Depository Receipts between February 2015 and February 2017. All lawsuits have now been consolidated into one case. The lawsuit alleges that Novo Nordisk colluded with other insulin manufacturers to increase drug prices, artificially inflated its financial results, and made materially misleading statements to potential investors. Novo Nordisk has filed a Motion to Dismiss the case, and is currently awaiting the court’s decision on this, expectedly within the first half of 2018. Novo Nordisk does not expect the litigation to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Since January 2017, nine pricing-related class action lawsuits have been brought against Novo Nordisk, Sanofi, Eli Lilly and in some cases certain Pharmacy Benefit Managers (“PBMs”) on behalf of classes of U.S. purchasers of diabetes products. Six of these lawsuits have been consolidated into one matter pending in the United States District Court for the District of New Jersey. Two of the three remaining lawsuits are also pending in the same Federal Court in New Jersey, while the other lawsuit is currently pending in the United States District Court for the Western District of Texas. All pending matters allege that the manufacturers and PBMs colluded to artificially inflate list prices paid by consumers for diabetes products, while offering reduced prices to PBMs through rebates used to secure formulary access. Novo Nordisk does not expect the lawsuits to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Pending claims against Novo Nordisk and investigations involving Novo Nordisk
In March 2016, the United States Department of Justice (“DOJ”) served Novo Nordisk with a Civil Investigative Demand (“CID”) calling for the production of documents and information regarding Novo Nordisk’s haemophilia-related patient support programmes, as well as information relating to the marketing and promotion of NovoSeven®RT. The investigation is being conducted by DOJ in conjunction with the U.S. Attorney’s Office for the Western District of Oklahoma. Furthermore, two CIDs from the Washington State Attorney General’s (“WAG”) office have been served on Novo Nordisk in 2014 and 2016, each calling for the production of documents and information regarding Novo Nordisk’s haemophilia-related patient support programme, SevenSECURE®, as well as information relating to the marketing and promotion of NovoSeven®RT. The WAG has recently decided to cease further investigation under its CIDs and defer to the related investigation being conduct by the DOJ under its March 2016 CID. Novo Nordisk continues to cooperate with DOJ and the U.S. Attorneys’ Office in this investigation. Novo Nordisk does not expect the investigation to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

In March 2016, the US Attorney’s Office for the Southern District of New York served Novo Nordisk with a Civil Investigative Demand calling for the production of documents and informationregarding Novo Nordisk’s contracts and business relationships with Pharmacy Benefit Managers concerning NovoLog®, Novolin® and Levemir®. Novo Nordisk continues to cooperate with the U.S. Attorney’s Office in this investigation. Novo Nordisk does not expect the investigation to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

On 18 January 2017, the Minnesota State Attorney General’s Office served Novo Nordisk with a Civil Investigative Demand calling for the production of documents and information relating to pricing and trade practices for Novo Nordisk’s long acting insulin products, including Levemir® and Tresiba®, from 1 January 2008 through the present date. Novo Nordisk is cooperating with the Minnesota Attorney General in this investigation. Novo Nordisk does not expect the investigation to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

On 7 March 2017, the Washington State Attorney General’s Office served Novo Nordisk with a Civil Investigative Demand calling for the production of documents and information relating to pricing and trade practices for Novo Nordisk’s insulin products from 1 January 2005 through the present date. Novo Nordisk is cooperating with the Washington State Attorney General in this investigation. Novo Nordisk does not expect the investigation to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

On 26 April 2017, the New Mexico State Attorney General’s Office served Novo Nordisk with a Civil Investigative Demand calling for the production of documents and information regarding the trade practice and pricing of Novo Nordisk’s insulin products, namely NovoLog® and Novolin®, for the period of 1 January 2012 through the present date. Novo Nordisk is cooperating with the New Mexico Attorney General in this investigation. Novo Nordisk does not expect the investigation to have material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Other contingent liabilities
In addition to the above, the Novo Nordisk Group is engaged in certain litigation proceedings and various ongoing audits and investigations. In the opinion of Management, neither settlement or continuation of such proceedings, nor such pending audits and investigations are expected to have a material effect on Novo Nordisk’s financial position, operating profit or cash flow.
OTHER LIABILITIES

OTHER LIABILITIES

DKK million	2017	2016

Employee costs payable	5,617	6,069
Sales rebates payable	1,528	2,071
Healthcare fees payable	990	1,193
VAT and duties payable	1,182	1,088
Payables regarding clinical trials	402	359
Payables regarding promotion activities	325	203
Rent and leases payable	300	200
Legal and consultancy costs payable	164	127
Amount owed to associated company	223	245
Payables related to non-current assets	1,143	—
Other payables	2,572	2,626

Total other liabilities	14,446	14,181